UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

INDIGENOUS ROOTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55873	20-5243308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

41 Puget Drive, Steilacoom, WA  98388

(Address of principal executive offices, including zip code)

(250) 601-1010

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))'

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On October 15, 2021, a majority of the shareholders of the Company consented in writing to effectuate a spin-off of Edison Power Corp. ("EPC"), the Company's wholly-owned subsidiary.

Once effectuated, the Spin-Off of EPC would result in the Company's Common stockholders, on October 22, 2021 (the "Record Date"), owning one half share of the Common Stock of EPC for each one share owned of the Common Stock of the Company.

The Board of Directors believes that it is in the best interests of the Company to implement the spin-off in order to change the business direction of the Company and to make application for EPC to seek a listing on the OTC Markets and to become a fully reporting issuer on its own.

RISK FACTORS

There can be no assurance that the total projected market capitalization of Indigenous Roots Corp.'s Common Stock after the proposed Spin-Off will be equal to or greater than the total projected market capitalization before the proposed Spin-Off, or that the price per share of Indigenous Roots Corp.'s Common Stock following the Spin-Off will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per share of Indigenous Roots Corp.'s Common Stock after the Spin-Off will rise or remain constant.

Accordingly, the total market capitalization of Indigenous Roots Corp.'s common stock after the proposed Spin-Off may be lower than the total market capitalization before the proposed Spin-Off and, in the future, the market price of Indigenous Roots Corp.'s Common Stock following the Spin-Off may be lower than the market price before the Spin-Off.

There can be no assurance that the Spin-Off will result in a per share price that will attract investors, and decline in the market price for Indigenous Roots Corp.'s Common Stock after the Spin-Off may result in a greater percentage decline than would occur in the absence of a Spin-Off, and the liquidity of Indigenous Roots Corp.'s common stock could be adversely affected following a Spin-Off.

The market price of Indigenous Roots Corp.'s Common Stock will also be based on Indigenous Roots Corp.'s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Spin-Off is effected and the market price of Indigenous Roots Corp.'s Common Stock declines, the percentage decline as an absolute number and as a percentage of Indigenous Roots Corp.'s overall market capitalization may be greater than would occur in the absence of a Spin-Off. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a Spin-Off are lower than they were before the Spin-Off. Furthermore, the liquidity of Indigenous Roots Corp.'s Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Spin-Off.

Indigenous Roots Corp.'s Common Stock trades as a "penny stock" classification which limits the liquidity for Indigenous Roots Corp.'s Common Stock.

Indigenous Roots Corp.'s stock is subject to "penny stock" rules as defined in Rule 3a51-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Indigenous Roots Corp.'s common stock is subject to these penny stock rules. Transaction costs associated with purchase and sale of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain securities exchange or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which Indigenous Roots Corp.'s shares are sold to any buyer, other than an established customer or "accredited investor," must make a special written determination. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of Indigenous Roots Corp.'s stockholders to sell in the secondary market, through brokers, dealers or otherwise. Indigenous Roots Corp. also understands that many brokerage firms will discourage their customers from trading in shares falling within the "penny stock" definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares. An orderly market is not assured or implied as to Indigenous Roots Corp.'s common stock. Nor are there any assurances as to the existence of market makers or broker/dealers for Indigenous Roots Corp.'s common stock.

Principal Effects of the Spin-Off

In addition to those risk factors note above, the Spin-Off will have the following effects:

General Corporate Changes - Indigenous Roots Corp.'s Common Stock total issued and outstanding shares of Common Stock will not be increased, nor will the number of Edison Power Company's total issued and outstanding shares of Common increase.

The Spin-Off will be effected simultaneously, through a distribution of all of the issued and outstanding shares of Common Stock of EPC, for all of the Indigenous Roots Corp.'s issued and outstanding shares common stock

The Spin-Off does not materially affect the proportionate equity interest in Indigenous Roots Corp. of any holder of Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder with respect to the stockholder's shares in Indigenous Roots Corp.

Fractional Shares - Any fractional shares of Common Stock of EPC resulting from the Spin-Off will "round up" to the nearest whole number. No cash will be paid to any Indigenous Roots Corp. stockholders that would, but for the "round up," receive fractional interests in EPC shares of Common Stock.

Authorized Shares - The Spin-Off will not change the number of authorized shares of Common Stock of Indigenous Roots Corp., as stated in Indigenous Roots Corp.'s Article of Incorporation, as amended. The Spin-Off will also not change the number of authorized shares of Common Stock of Edison Power Company.

Accounting Matters - The Spin-Off will not affect the par value of Indigenous Roots Corp.'s common stock. As a result of the effective time of the Spin-Off, the stated capital on Indigenous Roots Corp.'s balance sheet attributable to Indigenous Roots Corp.'s common stock will not be increased or decreased.

On October 26, 2021, the Company filed a Schedule 14C, Information Statement relating to the proposed spin-off.  A copy of the Schedule 14C is furnished herewith as Exhibit 99.1.

Safe Harbor for Forward-Looking Statements

Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements may include statements with respect to the Company's potential separation of EPC from the Company and the distribution of EPC shares to the Company's shareholders, the expected financial and operational results of the Company and EPC after the separation and distribution, and potential changes to the Company's management. Any forward-looking statements contained herein are based on Company management's current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or company actions to differ materially from what is expressed or implied by these statements. Such risks, uncertainties and changes in circumstances include, but are not limited to: uncertainties as to the timing of the spin-off or whether it will be completed, the failure to satisfy any conditions to complete the spin-off, the expected tax treatment of the spin-off, and the impact of the spin-off on the businesses of the Company. Economic, competitive, governmental, technological and other factors and risks that may affect the Company's operations or financial results are discussed in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2020, and in subsequent filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements other than as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1*	Schedule 14C, Information Statement accepted for filing by the Securities and Exchange Commission on October 27, 2021

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGENOUS ROOTS CORP.

Dated: October 27, 2021	By:
/s/ Lawrence Faulk
Lawrence Faulk
President